                                                                                               Exhibit 10.1

AMENDMENT NO. 4 AND JOINDER TO FOURTH AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT

THIS AMENDMENT NO. 4 AND JOINDER TO FOURTH AMENDED AND

RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of October 26, 2020 (the “Amendment No. 4 Effective Date”), is by and among MASTERCRAFT BOAT COMPANY, LLC, a Delaware limited liability company (“MasterCraft”), MASTERCRAFT SERVICES, LLC, a Tennessee limited liability company (“Services”), MASTERCRAFT INTERNATIONAL SALES ADMINISTRATION, INC., a Delaware

corporation (“Sales Administration”), NAUTIC STAR, LLC, a Mississippi limited liability company (“Nautic”), NS TRANSPORT, LLC, a Mississippi limited liability company (“NS Transport”), CREST MARINE LLC, a Michigan limited liability company (“Crest”), and AVIARA BOATS, LLC, a Tennessee limited liability company (“Aviara”) (collectively, “Borrowers” and, individually, each a “Borrower”), MASTERCRAFT BOAT HOLDINGS, INC., a Delaware corporation (f/k/a MCBC Holdings, Inc., “Holdings”), as a Guarantor, the various institutions named on the signature pages to this Amendment as party to this Amendment, as Lenders (the “Lenders”), and FIFTH THIRD BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement described below.

W I T N E S S E T H

WHEREAS, each of the Borrowers (except newly joined Borrower Aviara), Holdings, the Lenders and the Agent are parties to that certain Fourth Amended and Restated Credit and Guaranty Agreement, dated as of October 1, 2018 (as amended by that certain (i) Amendment No. 1 dated as of November 8, 2018, (ii) Amendment No. 2 dated as of July 24, 2019, and (iii) Amendment No. 3 dated May 7, 2020, and as of as may be further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, Holdings has organized Aviara as a Wholly-Owned Subsidiary of Holdings, and Aviara joins this Agreement as a Borrower as of the Amendment No. 4 Effective Date, and will on purchase certain property located in Merritt Island Florida, and grant to Agent, for the benefit of the Lenders, a Mortgage on such real property; and

WHEREAS, the Credit Parties and the Required Lenders desire to amend certain provisions of the Credit Agreement, as set forth in this Amendment.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

1.1Amendment to Section 1.1 (Definitions- Amended). Section 1.1 of the Credit Agreement is hereby amended by amending the following defined terms as follows:

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(a)	“Borrower(s)” means, individually and collectively, jointly and severally

(a)as of the Original Closing Date, the Restatement Closing Date and the Second Restatement Closing Date, (i) MasterCraft, (ii) Services, (iii) Hydra; and (iv) Sales Administration; (b) as of the Third Restatement Closing Date, (i) MasterCraft, (ii) Services, (iii) Hydra; (iv) Sales Administration, (v) Nautic, (vi) NS Transport, and (vii) Navigator; (c) as of the Fourth Restatement Closing Date, (i) MasterCraft, (ii) Services, (iii) Sales Administration, (iv) Nautic, (v) NS Transport, and (vi) Crest; (d) as of the Amendment No. 4 Effective Date, (i) MasterCraft,

(ii) Services, (iii) Sales Administration, (iv) Nautic, (v) NS Transport, (vi) Crest, and (v) Aviara; and (e) each other Person that becomes a “Borrower” hereunder pursuant to a Joinder Agreement after the Fourth Restatement Closing Date. As provided in Section 6.25 hereof, (x) each of Hydra and Navigator have been or shall be promptly after the Fourth Restatement Closing Date, dissolved in accordance with applicable law and are accordingly not party to this Agreement, and (y) prior to the Fourth Restatement Closing Date, all of the Equity Interests in Services have been transferred from MasterCraft to Sales Administration so that as of the Fourth Restatement Closing Date Services will be a wholly-owned Subsidiary of Sales Administration; and, Services has been converted from a Tennessee corporation to a Tennessee limited liability company.

(b)“Mortgages” shall be amended and restated in its entirety to read as follows: “means, collectively, (a) each Mortgage and Security Agreement with Assignment of Rents and Open-End Mortgage or Deed of Trust and Security Agreement with Assignment of Rents between any Credit Party and the Agent relating to such Credit Party’s fee real property, fixtures and interests in real property commonly known as (i) 100 Cherokee Cove Drive, Monroe County, Vonore Tennessee 37885, (ii) 500 Waterway Drive , Amory, MS 38821, (iii) 2170 South M-52, Owosso, Michigan 48867 (formerly covered by a leasehold mortgage prior to the purchase of this real property by Crest in October 2019), and (iv) 1200-1230 Nautical Way, Merritt Island (Brevard County), Florida 32952, and (b) any other mortgages or deeds of trust or leasehold mortgages delivered to the Agent pursuant to Section 4.2 hereof, as the same may be amended, modified, supplemented or restated from time to time.”

1.2Amendment to Section 1.1 (Definitions- New). Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms, in alphabetical order, to such Section:

(a)	“Aviara Asset Transfer Date” is defined in Section 6.17 hereof.

(b)“Amendment No. 4” means that certain Amendment No. 4 and Joinder to this Agreement dated as of the Amendment No. 4 Effective Date”.

(c)	“Amendment No. 4 Effective Date” means October 26, 2020.

(d)“Aviara” means Aviara Boats, LLC, a Tennessee limited liability company, and a Borrower as of the Amendment No. 4 Effective Date.

1.3Amendment to Section 4.2(a) (Liens on Real Property). Section 4.2(a) of the Credit Agreement is hereby amended by adding the following at the end of such Section: “Borrowers shall satisfy the Mortgage and other requirements of this Section 4.2(a) with respect to that certain real property commonly known as 19 Sea Ray Drive, Vonore, Tennessee (a/k/a 19

                                                                                               Exhibit 10.1

Sea Ray Circle, Vonore, Tennessee), on or before December 26, 2020 as provided in Section 2.2(b)(ii)(2) of Amendment No. 4, notwithstanding that such real property was acquired via lease purchase option in March 2019.”

1.4Amendment to Section 6.17 (Limitation of Creation  of  Subsidiaries).  Section 6.17 of the Credit Agreement is hereby amended by adding the following at the end of such Section: “In connection with the organization of Aviara as a Wholly-Owned Subsidiary of Holdings, and it’s joinder as a co-Borrower to this Agreement, after the Amendment No. 4 Effective Date Mastercraft will transfer substantially all of the assets and operations related to the Aviara business to Aviara or, in the case of certain Intellectual Property related to the Aviara business, license to Aviara the right to use such Intellectual Property. Promptly upon, and effective as of, the date of such transfer of assets (“Aviara Asset Transfer Date”), Borrower Representative shall deliver to Agent, (i) true and complete copies of all documents effectuating the transfer by Mastercraft to Aviara of the assets of the Aviara business, and (ii) such Loan Documents as are reasonably request by Agent in respect thereof including, without limitation, Collateral Documents in respect of Intellectual Property of Aviara.”

ARTICLE II

JOINDER OF NEW BORROWER; CONDITIONS

2.1Joinder of Aviara as New Borrower. Aviara is hereby acknowledges, agrees and confirms that, by its execution of this Amendment No. 4, it will be deemed to be a Borrower and Credit Party for all purposes of the Credit Agreement and shall have all of the obligations of a Borrower and Credit Party thereunder as if it had been an original signatory to the Credit Agreement. Aviara hereby ratifies, as of the Amendment No. 4 Effective Date, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Credit Parties set forth in Section 5 of the Credit Agreement, (b) all of the covenants set forth in Section 6 of the Credit Agreement, and (c) all of the guaranty and other obligations set forth in Section 11 of the Credit Agreement. Aviara is, as of the Amendment No. 4 Effective Date, executing and delivering that certain Amendment No. 1 to the Security Agreement, and such other applicable Loan Documents as reasonably requested by the Agent in its Permitted Discretion in accordance with the Credit Agreement.

2.2	Conditions.

(a)Conditions Precedent. This Amendment shall become effective as of the Amendment No. 4 Effective Date, but only upon receipt by Agent of each of the following, each in form and substance satisfactory to Agent:

(i)one or more fully executed counterparts of this Amendment from each of the Credit Parties and the Required Lenders;

(ii)one or more fully executed counterparts of Amendment No. 1 and Joinder to Security Agreement;

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                                                                                               Exhibit 10.1

(iii)amended and restated Notes (Revolving Notes, Term Notes and Swing Note) issued by all Borrowers (including Aviara as a new Borrower) to each of the Lenders;

(iv)that certain Mortgage and related documents with respect to the real property known as 1200-1230 Nautical Way, Merritt Island (Brevard County), Florida 32952; and

(v)such other documents, instruments and certificates as may be reasonably required by Agent or any Lender including, without limitation, those documents listed in the Document Checklist prepared by Agent in respect of this Amendment.

(b)Conditions Subsequent. Borrowers hereby agree to satisfy each requirement set forth below on or before the dated specified for such requirement or such later date as Agent may permit; and agree that the failure to timely satisfy the following requirements shall be an Event of Default:

(i)On or before October 30, 2020, or such later date as approved by the Agent in its sole discretion, Borrowers shall have satisfied the requirements forth in Section 4.2(a) (Liens on Real Property) of the Credit Agreement with respect to Aviara’s fee simple interest in the real property commonly known as 1200-1230 Nautical Way, Merritt Island, Florida and Aviara’s leasehold interest in that certain Lease Agreement (“CPA Lease”) between Canaveral Port Authority, as lessor, and Sea Ray Division of Brunswick Corporation, as lessee, dated April 1, 1998, and recorded in Official Records Book 3830, Page 1252 of the Public Records of Brevard County, Florida, as amended and/or assigned from time to time;

(ii)On or before December 29, 2020, or such later date as approved by the Agent in its sole discretion, Borrowers shall have delivered to Agent a Landlord Consent with respect to the CPA Lease executed by Canaveral Port Authority, an independent special taxing district and political subdivision of the State of Florida for the benefit of Aviara and Agent, substantially in the form approved by Agent’s counsel prior to the Amendment No. 4 Effective Date; and

(iii)On or before December 29, 2020, or such later date as approved by the Agent in its sole discretion, Borrowers shall have satisfied the requirements forth in Section 4.2(a) of the Credit Agreement with respect to Mastercraft’s fee simple interest in the real property commonly known as 19 Sea Ray Drive, Vonore, Tennessee (a/k/a 19 Sea Ray Circle, Vonore, Tennessee.

ARTICLE III MISCELLANEOUS

3.1Amended Terms. On and after the Amendment No. 4 Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise

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                                                                                               Exhibit 10.1

agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)The representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects (except those that are qualified by materiality or a Material Adverse Effect, which representations and warranties are true and correct in all respects) as of the date hereof (except for those which expressly relate to an earlier date).

(e)After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Agent, for the benefit of the Agent and the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

3.3	Reaffirmation of Obligations.

(a)Each Credit Party hereby ratifies the Credit Agreement and all other Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and all other Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

(b)Guarantor hereby acknowledge and consent to all of the terms and conditions of this Amendment and agree that this Amendment does not operate to reduce or discharge the Guarantor’s obligations under the Credit Agreement, as amended hereby, or the other Loan Documents.

(c)Each Credit Party further acknowledges and agrees that such Credit Party has no claims, counterclaims, offsets, or defenses to the Loan Documents and the performance of its obligations thereunder or if such Credit Party did have any such claims, counterclaims, offsets

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                                                                                               Exhibit 10.1

or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Lenders’ execution and delivery of this Amendment.

(d)Each Credit Party hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, the Collateral Documents to which each of the undersigned is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

3.4Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Agent’s legal counsel.

3.6Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Agent, as is necessary to carry out the intent of this Amendment.

3.7Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8	Counterparts; Telecopy.

(a)This Amendment may be executed in counterparts and by different parties on separate counterpart signature pages, each of which constitutes an original and all of which taken together constitute one and the same document. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or in electronic (e.g., “pdf”, “tif”, or other electronic means acceptable to Agent; collectively, an “Electronic Signature”) format shall be effective as delivery of a manually executed counterpart of this Agreement. Electronic records of this Amendment No. 4 and related Loan Documents maintained by the Administrative Agent and any Lender shall deemed to be originals thereof.

(b)Electronic Signatures shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be; provided that (i) to the extent Agent has agreed to accept any Electronic Signature, Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrowers or any other Credit Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrowers and each Credit Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among Agent, the Lenders, and the Borrowers and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Amendment and any other Loan Document shall have the same legal

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                                                                                               Exhibit 10.1

effect, validity and enforceability as any paper original, (ii) Agent and each of the Lenders may, at its option, create one or more copies of this Amendment and any other Loan Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Amendment and other Loan Document based solely on the lack of paper original copies of this Amendment and such other Loan Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against Agent or any Lender arising solely from Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including arising as a result of the failure of the Borrowers and/or any Credit Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

3.9GOVERNING LAW. THIS AMENDMENT, AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS (INCLUDING, WITHOUT LIMITATION, 735 ILCS SECTION 105/5-1 ET SEQ., BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS.

3.10Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.11Submission to Jurisdiction; Waiver of Jury Trial. The submission to jurisdiction and waiver of jury trial provisions set forth in Section 10.20 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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(Signature Page to Amendment No. 4 to Fourth Amended and Restated Credit and Guaranty Agreement)

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:MASTERCRAFT BOAT COMPANY, LLC, a Delaware limited

liability company

By/s/ Timothy M. Oxley

Timothy M. Oxley

Chief Financial Officer, Treasurer & Secretary

MASTERCRAFT SERVICES, LLC, a Tennessee limited liability company

By/s/ Timothy M. Oxley

Timothy M. Oxley

Chief Financial Officer, Treasurer & Secretary

MASTERCRAFT INTERNATIONAL SALES

ADMINISTRATION, INC., a Delaware corporation

By/s/ Timothy M. Oxley

Timothy M. Oxley

Chief Financial Officer, Treasurer & Secretary

NAUTIC STAR, LLC, a Mississippi limited liability company

By/s/ Timothy M. Oxley

Timothy M. Oxley

Chief Financial Officer, Treasurer & Secretary

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(Signature Page to Amendment No. 4 to Fourth Amended and Restated Credit and Guaranty Agreement)

BORROWERS:NS TRANSPORT, LLC, a Mississippi limited liability company

By/s/ Timothy M. Oxley

Timothy M. Oxley

Chief Financial Officer, Treasurer & Secretary

CREST MARINE LLC, a Michigan limited liability company

By/s/ Timothy M. Oxley

Timothy M. Oxley

Chief Financial Officer, Treasurer & Secretary

AVIARA BOATS, LLC, a Tennessee limited liability company

By/s/ Timothy M. Oxley

Timothy M. Oxley

Chief Financial Officer, Treasurer & Secretary

HOLDINGS:

MASTERCRAFT BOAT HOLDINGS, INC. (f/k/a MCBC

HOLDINGS, INC.), a Delaware corporation

By/s/ Timothy M. Oxley

Timothy M. Oxley

Chief Financial Officer, Treasurer & Secretary

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(Signature Page to Amendment No. 4 to Fourth Amended and Restated Credit and Guaranty Agreement)

AGENT AND LENDER:FIFTH THIRD BANK, NATIONAL

ASSOCIATION, a national banking association, as a Lender, as L/C Issuer , and as Agent

By/s/ Jonathan Godfrey

Authorized Signatory

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(Signature Page to Amendment No. 4 to Fourth Amended and Restated Credit and Guaranty Agreement)

LENDER:BANK OF AMERICA, N.A.,

as a Lender

      By/s/ Will Pridgen, SVP

Authorized Signatory

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(Signature Page to Amendment No. 4 to Fourth Amended and Restated Credit and Guaranty Agreement)

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender By/s/ Brandon Abney Authorized Signatory

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(Signature Page to Amendment No. 4 to Fourth Amended and Restated Credit and Guaranty Agreement)

LENDER:TRUIST BANK as successor by merger

to SUNTRUST BANK as a Lender

By/s/ James Ford

James Ford

Managing Director

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(Signature Page to Amendment No. 4 to Fourth Amended and Restated Credit and Guaranty Agreement)

LENDER:REGIONS BANK

as a Lender

By/s/ Brand Hosford

Authorized Signatory

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(Signature Page to Amendment No. 4 to Fourth Amended and Restated Credit and Guaranty Agreement)

LENDER:UNITED COMMUNITY BANK

as a Lender

By/s/ Jeff Wilson

Authorized Signatory

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